EXHIBIT 99.1

Via Email

TO:   j2 Global Research Analysts

FROM:   Scott Turicchi

RE:   j2 Global Q2 2003 Earnings Conference Call Question

Gentlemen:

I wanted to clarify the statements made on our July 21 earnings call regarding the Web paid cancellation rate.  This metric is a monthly cancellation rate that is calculated on a three-month rolling average for the quarter (e.g., April, May and June) in which the statistic is given.  I hope that this clears up any confusion.

As always, if you have further questions, please feel free to call or email.

Regards,

R. Scott Turicchi
CFO
j2 Global Communications, Inc.

(323) 657-5371 (O)
(310) 388-5410 (F)